UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 24, 2021

American River Bankshares
(Exact Name of Registrant as Specified in Charter)

California	0-31525	68-0352144
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3100 Zinfandel Drive, Suite 450, Rancho Cordova, California 95670
(Address of Principal Executive Offices) (Zip Code)

(916) 851-0123
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	AMRB	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders held on May 20, 2021, three proposals were submitted to a vote of shareholders through the solicitation of proxies. The voting results are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01. Other Events.

Registrant issued a press release May 24, 2021 announcing the results of the 2021 American River Bankshares Annual Meeting of Shareholders. The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1	Voting results for the 2021 Annual Meeting of Shareholders
99.2	Press Release dated May 24, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American River Bankshares

Date: May 24, 2021	By:	/s/ Mitchell A. Derenzo
Mitchell A. Derenzo
Chief Financial Officer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Voting results for the 2021 Annual Meeting of Shareholders	4
99.2	Press Release dated May 24, 2021	5